                         FUTURELINK DISTRIBUTION CORP.
                               SERVICE AGREEMENT
                              (PROVINCE OF ALBERTA)

Date:      June 1, 1998
Client #:  980007

Between:
FUTURELINK DISTRIBUTION CORP.
No. 550, 603-7 Avenue SW
Calgary, AB
Canada   T2P 2T5

(FutureLink)

          And

WILLSON STATIONERS LTD.
4920 - 72nd Ave SE
Calgary, Alberta
T2C 4B5

(Client)

Background to the Agreement

Client has agreed to form a relationship with FutureLink where FutureLink will provide consulting support for network development with the plan for FutureLink to assume full network management and implementation responsibility. FutureServe, a Division of FutureLink, will provide Web based development, design and implementation support which marries with the overall FutureLink solution for Network services.

The Client will provide access to the Willson facilities, employees and suppliers to facilitate the analysis, investigation and implementation of the network consulting and management programs.


PHASE I

FutureLink will provide consulting support to the client for network design development from June 15th, 1998 to August 10th, 1998. Design development will include:

1.        Evaluation of Winsol as a long term solution

          Evaluation of alternative POS system (if required)

          Evaluation of alternative Inventory system (if required)

          Evaluation of alternative Accounting system (if required)

2. Implementation plan for hardware migration to thin clients Certification of all required applications on Winframe Server Determination of what users require the use of thick clients

          User testing of Winframe solution

          Upgrade of existing wiring from serial cable to CAT5

          Replacement of Dumb terminals with Thin Clients

3.        Implementation plan for upgrade of POS systems at retail stores

4.        Implementation plan for upgrade of Accounting system

FINANCIAL AGREEMENT

The Client will pay FutureLink a one-time consulting support fee for the period June 15th, 1998 to August 10th, 1998.

The consulting fee will be $18,000.00 and is due August 10th, 1998.


PHASE II

FutureLink will assume network management of the client's information technology services which will include:

- Assumption of all existing network management and staff at the client location

- Assumption of all costs associated with network management excluding software and connectivity costs

- Maintenance of all network systems and functions to facilitate the information flow for operations, accounting, marketing, retail sales and support functions at all client locations

FINANCIAL AGREEMENT

The final structure of the full service management agreement and terms will be developed at the conclusion of the consulting period and will be itemized under a separate agreement.


Per:

FutureLink Distribution Corp. ______________________________


Dated:                        ______________________________


Willson Stationers Ltd.       ______________________________


Dated:                        ______________________________